Exhibit 99.1

                                                               NEWS ANNOUNCEMENT

FOR IMMEDIATE RELEASE


   Investor Contact:                                   Media Contact:
     Kathleen Holmes Robb                                Debbie Scicchitano
       EasyLink Services Corporation                         KeatingPR
         732/906-2000 x2179                                973/376-9300
KHolmesRobb@EasyLink.com                         Deborah@KeatingPR.com
------------------------                         ---------------------

        EASYLINK OUTLINES 2002 STRATEGY BUILDING ON 2001 ACCOMPLISHMENTS
 - Company's Exclusive Focus on Enterprise Markets Lays Foundation for Further Expansion of Electronic Transaction Delivery and Management Services -
    - Will Host Conference Call Thursday, January 17th to Discuss Strategy -

         EDISON, NJ - January 15, 2002 -- EasyLink Services Corporation (NASDAQ:
EASY), a leading global provider of services that power the exchange of information between enterprises, their trading communities and their customers, today outlined its 2002 strategy to build long-term value for its customers, employees, partners and shareholders.

         During 2001, EasyLink shifted to an exclusive focus on enterprise markets, particularly in helping companies streamline their business processes by automating the delivery of critical business transactions. EasyLink now handles over 800,000 transactions every business day, which it estimates represents $200 billion in goods and services annually. The Company serves more than 20,000 companies, including three out of every five of the Fortune 500, and has emerged as a leader in the transaction delivery segment of the electronic commerce industry.

         Thomas Murawski, Chief Executive Officer of EasyLink, said, "Our strategy for 2002 is to expand upon this leadership position and leverage key assets to offer related transaction management services that automate more components of our customers' business processes."

         Growth of the transaction delivery and related transaction management services segment will result from continued strong investment in e-commerce systems that generate transactions requiring delivery to a wide range of partners and customers across an increasingly complex array of disparate networks, marketplaces, systems, technologies and locations. Third party managed transaction delivery and transaction management service providers substantially reduce the complexity of operating in this environment. The size of this market has been estimated by JP Morgan Securities and others to be approximately $2 billion today and is forecasted to double in three years. These analysts estimate that U.S. businesses will generate $150 billion in economic benefits per year by 2006 by migrating people-intensive and paper-based processes to electronic transaction delivery and management services. Businesses are expected to achieve these benefits by improving inventory turnover, accelerating receivables' collections, automating manual processes, optimizing purchasing practices and reducing waste and overhead costs.

         "We seized the opportunity to aggressively expand the e-commerce side of our business because of demand from our customers as well as the substantial growth potential in this market. The operational and financial actions that we took in 2001 positioned us to realize both short- and long-term success," continued Murawski.

         Applications and Technologies Driving the Business

         EasyLink's technology and services base expanded significantly during 2001 increasing both the breadth and depth of the core capabilities required to receive, transform and deliver information to enable commerce. As a result, EasyLink now handles over 800,000 transactions every business day, integral to the movement of money, materials, products and people in the global economy, such as insurance claims, trade and travel confirmations, purchase orders, invoices, shipping notices and funds transfers, among many others.

         For example, EasyLink automates the collection and processing of claims information for several of the world's largest insurance companies, which take advantage of the data transformation and transaction delivery capabilities of EasyLink's network. Also, thousands of companies of all sizes use EasyLink to streamline the routing and delivery of purchase orders to and from members of their trading communities. Such businesses take advantage of EasyLink's ability to accept a transaction in just about any form and from virtually any environment in which enterprise transactions originate, and deliver it in just about any form to virtually any other environment, replacing slow, costly, people- and paper-intensive methods that are in wide use today.

         Enterprises use EasyLink to reduce the complexity, cost, and time associated with deploying and managing networks to conduct business electronically within all or a part of their trading and customer communities. Typically, EasyLink's services extend a company's e-commerce infrastructure functionally or geographically, conforming to rigorous standards of reliability and security, with the flexibility to adapt to the diversity of e-commerce system environments and applications in use. Among the strong capabilities in these areas that make EasyLink a provider of choice to major enterprises are:

o Enterprise e-commerce application interfaces: SAP, Oracle, PeopleSoft, Web sites, EDI systems and others, running on mainframe to handheld computer systems;

o        Message types: e-mail, EDI, fax, telex, hard copy;

o Network connectivity options: Internet, dedicated, frame relay, VPN, secure dial up;

o Security options: IP-SEC; SSL, HTTPS, RSA, S/MIME, PGP and non-repudiation/delivery confirmation capabilities. EasyLink provides the services of a trusted third-party in control of a message from transmission to delivery.

o Communications protocols: HTTP, SMTP, TCP/IP, FTP, UNIX/UUCP, Telnet, X.400, IBM proprietary; and

o Document transformation: over 200 document types/formats supported, including EDI, HTML, XML, PDF, TIFF.

         "EasyLink's broad technology and services base supports growth not only in the number of transactions we deliver, but also the types," said Murawski. "As the macroeconomic factors such as the globalization and diversification of supply chains continue to drive overall business transaction volumes higher, the skills and experience gained in delivering over 800,000 transactions daily will serve us well in the years ahead."

         2002 Strategy

         EasyLink plans to launch a series of new transaction delivery and management capabilities building upon the substantial customer base, technology and servicing assets it brought together during 2001. These solutions will increase the accessibility, security, data translation and document transformation capabilities of EasyLink's network, and are expected to grow the overall volume and types of transactions handled in 2002. More specifically, in 2002 EasyLink plans to:

o increase the accessibility of its transaction delivery services through the introduction of Web-based EDI to enable transactions between large enterprises and small- to mid-sized companies in their trading and customer communities, increasing the number of companies they conduct business with electronically;

o increase the security of Internet-based EDI through the introduction of HTTPS and PKI support expanding EasyLink's role as a trusted third-party transaction delivery network;

o introduce XML-based data translation services enabling EasyLink to become an integral part of automating key business processes linked to transaction delivery thereby growing the Company's revenue per transaction;

o focus on e-business solutions to target paper- and forms-intensive industries for automation; and

o implement a Six Sigma quality program to increase customer satisfaction and profitability.

         "We see enormous opportunities to leverage our assets to help our customers become more competitive," said Murawski. "As trading and customer communities continue to become more diverse in terms of technology, geography and size, our proven ability to power the exchange of information that drives global business will be our engine of growth for the years ahead."

EasyLink will host a conference call and simultaneous Web cast to discuss its plans for 2002, on Thursday, January 17th at 11:00 a.m. EST. The conference call numbers are 212-896-6079 and 415-537-1900. Please call five minutes in advance to ensure that you are connected prior to the presentation. The call will be simultaneously broadcast live over the Internet via a link on the investor relations pages of EasyLink's Web site, www.EasyLink.com, and at www.streetevents.com. Please allow extra time prior to the call to visit the site and download the software required to listen to the Internet broadcast. If you are unable to participate, the online archive of the broadcast will be available within one hour of the live call through Thursday, January 24th at 1:00 p.m. EST. You can also access the replay by calling 800/633-8284 and entering the reservation number 20243722.

About EasyLink Services Corporation
EasyLink Services Corporation (NASDAQ: EASY), based in Edison, New Jersey, is a leading global provider of services that power the exchange of information between enterprises, their trading communities and their customers. EasyLink's networks facilitate transactions that are integral to the movement of money, materials, products and people in the global economy, such as insurance claims, trade and travel confirmations, purchase orders, invoices shipping notices and funds transfers, among many others. The Company helps over 20,000 companies, including over 300 of the Fortune 500, become more competitive by providing the most secure, efficient, reliable and flexible means of conducting business electronically. For more information, please visit www.EasyLink.com.

This news release may contain statements of a forward-looking nature relating to the future events or the future financial results of EasyLink Services Corporation. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, investors should specifically consider the various factors that could cause actual events or results to differ materially from those indicated from such forward-looking statements. These include: historic and continuing losses; the need to raise additional capital; significant leverage; the ability to attract additional customers or to expand services sold to existing customers; the ability to maintain and grow revenues among existing and future customers; the ability to successfully implement its 2002 business strategy; significant competition; the risks of international operations, including regulatory uncertainties; the risks inherent in an acquisition strategy; the risks inherent in integrating the STI and EasyLink businesses; and the risk of being delisted from Nasdaq. These and other risks and uncertainties are described in more detail in the Company's most recent prospectus filed with the Securities and Exchange Commission and in subsequent filings with the Securities and Exchange Commission.